UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 12, 2006
                Date of Earliest Event Reported: October 1, 2006

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

             1-11476                                    95-3977501
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    (Commission File Number)               (I.R.S. Employer Identification No.)


 13500 Evening Creek Drive, Suite 440, San Diego, California           92128
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          (Address of Principal Executive Offices)                  (Zip Code)

                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)
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        13520 Evening Creek Drive, Suite 130, San Diego, California 92128
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

On October 1, 2006, World Waste Technologies, Inc., a California corporation (the "Company") entered into a three-month consulting agreement with James Ferris, a member of the Company's board of directors. The agreement requires Mr. Ferris to provide the Company with management consulting services and to assist with certain management initiatives designed to achieve full operation of the Company's plant in Anaheim, California. The agreement provides for the payment to Mr. Ferris of a monthly fee of $12,633, plus an expense reimbursement of $150 day. The agreement can be extended for one additional three-month period upon the mutual agreement of the parties. A copy of the agreement is filed as Exhibit
10.1 to this Current Report on Form 8-K. The summary of the agreement set forth above is qualified by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

      The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

      Exhibit No.                    Description
      -----------                    -----------
        10.1 Consulting Project Agreement dated as of October 1, 2006, between World Waste Technologies, Inc. and James Ferris.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     WORLD WASTE TECHNOLOGIES, INC.
 Date:  October 10, 2006

                                     By:  /s/ John Pimentel
                                          --------------------------------
                                          John Pimentel
                                          Chief Executive Officer


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